UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2015

GREENHOUSE SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8400 East Crescent Pwky

Suite 600

Greenwood Village, CO 80111

(Address of principal executive offices)

(970) 439-1905

(Registrant's Telephone Number, Including Area Code)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The Company has entered into Sublicenses for two sets of intellectual property for nutraceuticals.

a) License #1

Dr. M.S. Reddy has granted a License to the Company for intellectual property for probiotic formulas for cannabis combinations in the homeopathic and nutraceutical industries developed by Dr. M.S Reddy. Greenhouse Solutions Inc. has agreed to acquire the exclusive License, for use of the I.P. in the product testing and development of proprietary formulations of products for marketing for issuance of 7,000,000 shares of restricted common stock to Dr. M.S. Reddy (Licensor).

The License terminates in 15 years and is subject to commercial performance co-developed formulae or products under the License are shared on a 50/50 revenue basis.

b) Sublicense #2

EVO has granted a Sublicense for intellectual property for the homeopathic and nutraceutical industries and to market products based thereon. Greenhouse Solutions Inc. has agreed to acquire an exclusive Sublicense for issuance of 4,000,000 shares of common stock to MGRD, Inc., an affiliate of Rik J Deitsch, our incoming CEO, for use of the I.P. in the product testing and development, and proprietary formulations of products for testing and marketing. Performance shall begin on or before May 1, 2015. EVO is a shareholder of Greenhouse Solutions, Inc.

GreenHouse Design & Consulting

The Company has opened and expanded its business into design and consulting. Greenhouse Solutions offers design and consulting services for the expansion, efficiency and improvement of hydroponic and agricultural businesses nationwide. Our mission is to be a one stop design and consulting firm for agricultural businesses in enclosed spaces looking to expand, lower their carbon footprint, maximize yield, efficiency and production capabilities. Through its industry contacts, the company is able to supply a comprehensive solution to the design, building, implementation, production, and expansion of all variations of indoor greenhouse agricultural business.

On Line Store

Additionally, to accompany this solution, Greenhouse offers a full online hydroponics store at www.greenhousesolutionsinc.com. This division is called "Growhouse Solutions." This store will carry all products one would find in a traditional hydroponics brick and mortar store.

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SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

In conjunction with the grant of the Sublicense #1, the Company shall issue to Dr. M.S. Reddy a total of 7,000,000 shares of restricted common stock of Greenhouse Solutions, Inc., fully paid and non-assessable, as consideration.

In consideration of Sublicense #2 from EVO to Greenhouse Solutions, Inc., a total of 4,000,000 shares of restricted common stock of Greenhouse Solutions, Inc. will be issued to MGRD, Inc.

The issuance of the shares for the licenses are exempt from registration under Rule 506 of Regulation D.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

George Dory ("Dory") entered into Share Purchase Agreements with Rik J. Deitsch, John G. Michak III, Dr. Malireddy S. Reddy, Redgie Green, and Evolutionary Ventures LLC ("Purchasers") and agreed to return 11,000,000 shares to treasury. Prior to entering into the Share Purchase Agreements, Dory was a majority shareholder of Greenhouse Solutions Inc. ("the Company").

Dory has sold 33,400,000 shares of the Company's restricted common stock to the Purchasers. As a result, the Purchasers collectively have become the majority shareholders of the Company, with Mr. Michak becoming the largest Principal Stockholder, as discussed below.

As a result of the Share Purchase Agreement, there was a resulting change in the ownership structure of the Company. Prior to the Agreement, Dory owned 44,400,000 shares of the Company's issued and outstanding common stock representing 51.176% of the voting common stock. As a result of the Agreement, the Purchasers collectively now hold 33,400,000 shares of common stock representing 37.6% of the voting stock. John Michak, director, owns 32.7% of the Company or 29,000,000 shares.

The beneficial owners of 5% or more of our stock and the holdings of our officers and directors are as listed in the following tables.

TABLE I

The following sets forth information with respect to ownership by holders of more than five percent (5%) of the Company's Common Stock known by the Company as of January 21, 2015:

Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
John G. Michak III	29,000,000	32.7%
Dr. Malireddy S. Reddy	7,000,000	7.8%

(1) Based upon 88,760,000 shares of issued and outstanding stock.

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TABLE II

The following sets forth information with respect to the Company's Common Stock beneficially owned by each Officer and Director, and by all Directors and Officers as a group as of January 21, 2015:

Name of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Rik J. Deitsch, Chief Executive Officer and Director	4,000,000	4.51%
Redgie Green, President, Director	200,000	0.23%
John G. Michak III, Director	29,000,000	32.7%
Officers and Directors as a Group (4 persons)	33,200,000	37.44%

(1) Based upon 88,760,000 shares of issued and outstanding stock.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Officers

Effective February 1, 2015, Redgie Green resigned his role as the Chief Executive Officer of Greenhouse Solutions, Inc. as part of bringing in new management. Mr. Green will remain on the Company’s Board of Directors and will move to the role of President of the Company.

The Company's Board of Directors appointed Mr. Rik J. Deitsch as the Chief Executive Officer of the Company and appointed Mr. Green as President of the Company.

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The biographical information of the new officer is listed below.

Election of Board of Directors

Effective January 28, 2015, the Board made the appointment of Rik J. Deitsch to the Company's Board of Directors.

Messrs. Redgie Green and John G. Michak III remained as Directors.

The biography of the new director and CEO is as follows:

Rik J. Deitsch has been the President, Chief Executive Officer and a Director of Nutra Pharma Corporation since November 7, 2002. From February 1998 through November 2002, Mr. Deitsch served as the President of NDA Consulting Inc., a biotechnology research group that provided consulting services to the pharmaceutical industry. NDA Consulting specialized in the research of peptides derived from Cone Snail venom, Cobra venom and Gila Monster venom. Mr. Deitsch holds both a B.S. in Chemistry and an M.S. in Biochemistry from Florida Atlantic University and has conducted clinical and laboratory research in collaboration with scientists at Duke University Medical Center and the Cleveland Clinic. Mr. Deitsch is an adjunct professor and teaches several courses for Florida Atlantic University's College of Business and Continuing Education Department. He has been appointed as a Director and as the CEO due to his extensive experience in the nutraceutical industry.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report.

Exhibit No	Description

10.1	License #1
10.2	Sublicense #2

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENHOUSE SOLUTIONS INC.

Date: January 22, 2015	By:	/s/ Redgie Green
Redgie Green, President

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